INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                [ ] Preliminary information statement
                [ ] Confidential, for Use of the Commission Only
                [X] Definitive information statement


                             HUILE OIL & GAS, INC.
                  _____________________________________________
                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):

                      [X] No fee required.
                      [ ] Fee computed on table below per Exchange Act Rules
                          14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed maximum aggregate value of transaction:   Not Applicable.
(5)  Total fee paid:   Not Applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: Not Applicable.
(2)  Form, Schedule or Registration Statement No.  : Not Applicable.
(3)  Filing Party: Not Applicable.
(4)  Date Filed: Not Applicable.

                             HUILE OIL & GAS, INC.
                           6767 West Tropicana Avenue
                                    Suite 207
                             Las Vegas, Nevada 89103
                                 (702) 248 1027


June 24, 2003


Dear Stockholder:


     Please be inform that the board of directors has decided to adopt a name that was not limited to describing the past inactive and abandoned activities of the Company.

     We are providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding common stock have delivered a written consent to change the corporate name to C&D Production, Inc.

     This action will become effective approximately twenty (20) days from the date hereof.

     The Information Statement is being provided to you for information purposes only as it relates to a Certificate of Amendment of Articles of Incorporation. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,

/s/ RICHARD O. HASSAN, JR.
__________________________
Richard O. Hassan, Jr.,
President and Director

                              INFORMATION STATEMENT
                                       OF
                             HUILE OIL & GAS, INC.

                       NOTICE TO STOCKHOLDERS PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

GENERALLY

     This Information Statement is being furnished to the holders of common stock, par value $.001 per share (the "Common Stock") of Huile Oil & Gas, Inc., a Nevada corporation, (the "Company") to inform you that the Board of Directors of the Company and the holders of a majority of the outstanding Company Common Stock have authorized, by written consent dated as of June 13, 2003, a change of the corporate name to C&D Production Inc.


CURRENT ACTIVITY

     The Company has no current business activities and has no assets or operations. The Company has had no preliminary negotiations to effectuate a business combination. The majority shareholders have had preliminary negotiations that, if consummated, may result in a change in control. There is no written agreement or agreements between the majority shareholders, who are also the officers and directors of the Company, which will result in a change of control and there has been no determination of any terms of sale or number of shares.


CHANGE OF CONTROL

     The Company has been informed that, if, pursuant to any arrangement or understanding with the person or persons acquiring securities in a transaction subject to the Securities Exchange Act of 1934, as amended, any persons are to be elected or designated as directors of the Company, otherwise than at a meeting of security holders, and the persons so elected or designated will constitute a majority of the directors of the Company, then, not less than 20 days prior to the date any such persons take office as a director, or such shorter period prior to the date the Securities and Exchange Commission may authorize upon a showing of good cause therefore, the Company shall file with the Securities and Exchange Commission and transmit to all holders of record of securities of the Company who would be entitled to vote at a meeting for election of directors, information substantially equivalent to certain information which would be required by Schedule 14A of Regulation 14A to be transmitted if such person or persons were nominees for election as directors at a meeting of such security holders.

FUTURE ACQUISITION OR MERGER

     The Company is subject to all of the reporting requirements and proxy solicitation requirements included in the Securities Exchange Act of 1934, as amended.

     With extraordinary corporate actions, such as a merger or certain business combinations, amendments to the articles or the like, the Securities Exchange Act of 1934, as amended, prescribes relevant disclosures oriented toward the shareholder action being taken. A proxy relating to such corporate action must afford shareholders an opportunity to vote for, against or abstain from voting. Further, generally, in connection with any solicitation of a proxy directed to shareholders, a proxy statement and proxy form complying with the proxy rules must be filed with the Securities and Exchange Commission if the solicitation pertains to the Company's securities.

     Under Nevada State Law, shareholder approval may also be required depending upon whether the transaction is a merger or share exchange and whether the corporation is a disappearing corporation or a surviving corporation. The Company's shareholders may not have the right to dissent from a merger unless the shareholder is entitled to vote on the transaction. Any proxy statement and proxy form complying with the Securities Exchange Act of 1934, as amended, and the proxy rules will indicate, upon other matters, the stockholders rights.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

     The following table sets forth information about the beneficial ownership of the Company's Common Stock, as exists on June 13, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:

                                                                     CURRENT
TITLE OF                                     NO. OF     NATURE OF    PERCENTAGE
CLASS           NAME & ADDRESS               SHARES     OWNERSHIP    OWNED
_______         _____________________     __________   __________    __________

Common          Richard O. Hassan, Jr.    5,400,000    Direct        28.57
                25980 Forest Drive
                Escondido, CA  92026

Common          Tricia A. Willis          4,500,500    Direct        23.80
                9087 S. Yosemite Street
                Apartment 1062
                Fullerton, CA  92835

Common          Randall D. Kirwan         3,150,000    Direct        16.66
                8337 Sedan Avenue
                West Hills, CA  91304

                All Officers and
                Directors as a
                Group (3 Individuals)    13,050,000   Direct         69.03


________________________________________________________________________________

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

                        REQUESTED NOT TO SEND US A PROXY
________________________________________________________________________________

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE NAME OF COMPANY.


     Pursuant to the written consent of the holders of a majority of the outstanding Common Stock in lieu of a meeting and the Board of Directors, the name of the Company is changed from "Huile Oil & Gas, Inc." to "C&D Production Inc." The name change will become effective upon the proper filing of a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada.

     A copy of the proposed Certificate of Amendment of Articles of Incorporation is being supplied with this Information Statement.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND ALL SUBSEQUENTLY FILED REPORTS MAY BE OBTAINED BY A SHAREHOLDER BY WRITTEN REQUEST FROM THE COMPANY, 6767 WEST TROPICANA AVENUE, SUITE 207, LAS VEGAS, NEVADA 89103

                       By Order of the Board of Directors


                       /s/ RICHARD O. HASSAN, JR.
                       ___________________________
                       Richard O. Hassan, Jr.
                       President and Director




CERTIFICATE OF AMENDMENT - EXHIBIT ATTACHED

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                            (After Issuance of Stock)

                                                                       Filed by:

                              HUILE OIL & GAS, INC
                     _______________________________________
                               Name of Corporation


         We the undersigned   RICHARD O. HASSAN, JR., PRESIDENT and
                            ___________________________________
                              President or Vice President


     TRICIA A. WILLIS, SECRETARY      of  HUILE OIL & GAS, INC.
____________________________________     ______________________
 Secretary or Assistant Secretary          Name of Corporation



do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 13TH of JUNE, 2003, adopted a resolution to amend the original articles as follows:

         RESOLVED: That Article FIRST is hereby amended to read as follows:

         "FIRST.  The name of the corporation is C&D PRODUCTION INC."

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 18,900,000; that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                             ______________________________
                                             Richard O. Hassan, Jr.
                                             President


                                             _______________________________
                                             Tricia A. Willis
                                             Secretary